Exhibit 99.1
Domo Announces First Quarter Fiscal 2023 Financial Results

Silicon Slopes, Utah - May 26, 2022 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2022.

Fiscal First Quarter Results
•Total revenue was $74.5 million, an increase of 24% year over year
•Subscription revenue was $64.6 million, an increase of 24% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $72.9 million or 25% year-over-year growth
•Remaining Performance Obligations (RPO) was $351.5 million as of April 30, 2022, an increase of 24% year over year
•RPO expected to be recognized as revenue in the next twelve months was $225.0 million as of April 30, 2022, an increase of 24% year over year
•Net cash provided by operating activities was $0.8 million
•GAAP subscription gross margin was 83%, consistent with Q1 FY22
•Non-GAAP subscription gross margin was 85%, an improvement of 1 percentage point from Q1 FY22
•GAAP operating margin declined by 14 percentage points year over year
•Non-GAAP operating margin increased by 4 percentage points year over year
•GAAP net loss was $32.9 million, and GAAP net loss per share was $0.99, based on 33.3 million weighted-average shares outstanding
•Non-GAAP net loss was $7.6 million, and non-GAAP net loss per share was $0.23, based on 33.3 million weighted-average shares outstanding
•Cash and cash equivalents were $84.0 million as of April 30, 2022

“In today's environment, business agility remains as important as ever," said John Mellor, CEO, Domo. “Domo is helping companies of all sizes get leverage from their existing resources to reduce costs, improve efficiencies and drive better business outcomes — all at incredible speed. I'm confident in our ability to execute against our opportunity of transforming business by putting data to work for everyone."

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer success:

•Domo announced an expanded relationship with O'Reilly Auto Parts and a five-year enterprise license agreement to help unlock data value across its entire organization.

Exhibit 99.1
•Domo released a newly commissioned Total Economic Impact™ study conducted by Forrester Consulting, which found that organizations leveraging Domo’s low-code data app platform can achieve an overall ROI of 455% over three years and can recoup their investment in less than a month.
•Domo announced that Nucleus Research found in an independent study that Domo’s low-code data app platform helps customers develop analytic content 50 to 75 percent faster.
•Domo announced new integrations with Microsoft 365 and Teams to easily scale the power of data for everyone in an organization, right where work gets done.
•Domo was named on the Women Tech Council 2022 Shatter List for the fifth consecutive year.

Business Outlook
Based on information available as of May 26, 2022, Domo is providing the following guidance for its second fiscal quarter and full year fiscal 2023:
Q2 Fiscal 2023
•Revenue is expected to be in the range of $76.0 million to $77.0 million
•Non-GAAP net loss per share is expected to be between $0.31 and $0.35 based on 33.9 million weighted-average shares outstanding
Full Year Fiscal 2023
•Revenue is expected to be in the range of $315.0 million to $319.0 million
•Non-GAAP net loss per share is expected to be between $1.26 and $1.34 based on 34.1 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2023 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) June 9, 2022.

About Domo
Domo transforms business by putting data to work for everyone. Domo’s low-code data app platform goes beyond traditional business intelligence and analytics to enable anyone

Exhibit 99.1
to create data apps to power any action in their business, right where work gets done. With Domo’s fully integrated cloud-native platform, critical business processes can now be optimized in days instead of months or more. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, and @Domotalk Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information

Exhibit 99.1
regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our second fiscal quarter and full fiscal year 2023, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2022 expected to be filed with the SEC on or about June 9, 2022, as well as risks to our business related to the COVID-19 pandemic.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2021	2022
Revenue:
Subscription	$52,112	$64,575
Professional services and other	7,950	9,889
Total revenue	60,062	74,464
Cost of revenue:
Subscription (1)	9,057	10,667
Professional services and other (1)	6,101	6,994
Total cost of revenue	15,158	17,661
Gross profit	44,904	56,803

Operating expenses:
Sales and marketing (1)	33,454	45,587
Research and development (1)	16,186	23,191
General and administrative (1), (2)	10,218	16,660
Total operating expenses	59,858	85,438
Loss from operations	(14,954)	(28,635)

Other expense, net (1)	(3,262)	(4,065)
Loss before income taxes	(18,216)	(32,700)
(Benefit from) provision for income taxes	(112)	188
Net loss	$(18,104)	$(32,888)

Net loss per share (basic and diluted)	$(0.58)	$(0.99)
Weighted-average number of shares (basic and diluted)	31,004	33,295

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$419	$731
Professional services and other	334	468
Sales and marketing	3,727	8,075
Research and development	2,489	7,004
General and administrative	2,916	8,805
Other expense, net	177	181
Total stock-based compensation expenses	$10,062	$25,264

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$83,561	$83,995
Accounts receivable, net	64,149	46,634
Contract acquisition costs	15,417	15,065
Prepaid expenses and other current assets	9,975	15,487
Total current assets	173,102	161,181

Property and equipment, net	17,584	18,241
Right-of-use assets	16,392	16,006
Contract acquisition costs, noncurrent	23,177	22,047
Intangible assets, net	2,875	2,855
Goodwill	9,478	9,478
Other assets	1,981	2,064
Total assets	$244,589	$231,872

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,770	$12,764
Accrued expenses and other current liabilities	59,976	45,033
Lease liabilities	3,439	4,102
Current portion of deferred revenue	168,335	167,091
Total current liabilities	236,520	228,990

Lease liabilities, noncurrent	16,757	16,464
Deferred revenue, noncurrent	2,420	2,126
Other liabilities, noncurrent	10,882	11,157
Long-term debt	103,988	105,089
Total liabilities	370,567	363,826

Commitments and contingencies

Stockholders' deficit:
Common stock	33	33
Additional paid-in capital	1,098,084	1,125,699
Accumulated other comprehensive income	388	(315)
Accumulated deficit	(1,224,483)	(1,257,371)
Total stockholders' deficit	(125,978)	(131,954)
Total liabilities and stockholders' deficit	$244,589	$231,872

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2021	2022
Cash flows from operating activities
Net loss	$(18,104)	$(32,888)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,028	1,607
Non-cash lease expense	943	1,198
Amortization of contract acquisition costs	3,903	4,312
Stock-based compensation	10,062	25,264
Other, net	865	920
Changes in operating assets and liabilities:
Accounts receivable, net	15,271	17,515
Contract acquisition costs	(3,612)	(3,203)
Prepaid expenses and other assets	2,511	(5,803)
Accounts payable	3,383	8,085
Operating lease liabilities	(1,080)	(502)
Accrued and other liabilities	(16,079)	(14,186)
Deferred revenue	(1,819)	(1,538)
Net cash (used in) provided by operating activities	(2,728)	781

Cash flows from investing activities
Purchases of property and equipment	(1,778)	(1,937)
Net cash used in investing activities	(1,778)	(1,937)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	4,133	1,563
Shares repurchased for tax withholdings on vesting of restricted stock	(6,244)	—
Proceeds from exercise of stock options	654	724
Net cash (used in) provided by financing activities	(1,457)	2,287
Effect of exchange rate changes on cash and cash equivalents	(5)	(697)
Net (decrease) increase in cash and cash equivalents	(5,968)	434
Cash and cash equivalents at beginning of period	90,794	83,561
Cash and cash equivalents at end of period	$84,826	$83,995

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2021	2022
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$52,112	$64,575
Cost of revenue:
Subscription	9,057	10,667
Subscription gross profit on a GAAP basis	43,055	53,908
Subscription gross margin on a GAAP basis	83%	83%

Stock-based compensation	419	731
Subscription gross profit on a non-GAAP basis	$43,474	$54,639
Subscription gross margin on a non-GAAP basis	83%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$59,858	$85,438
Stock-based compensation	(9,132)	(23,884)
Amortization of certain intangible assets	(20)	(20)
Total operating expenses on a non-GAAP basis	$50,706	$61,534

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(14,954)	$(28,635)
Stock-based compensation	9,885	25,083
Amortization of certain intangible assets	20	20
Operating loss on a non-GAAP basis	$(5,049)	$(3,532)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(25)%	(38)%
Stock-based compensation	17	33
Operating margin on a non-GAAP basis	(8)%	(5)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(18,104)	$(32,888)
Stock-based compensation	10,062	25,264
Amortization of certain intangible assets	20	20
Net loss on a non-GAAP basis	$(8,022)	$(7,604)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.58)	$(0.99)
Stock-based compensation	0.32	0.76
Net loss per share on a non-GAAP basis	$(0.26)	$(0.23)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2021	2022
Billings:
Total revenue	$60,062	$74,464
Add:
Deferred revenue (end of period)	128,510	167,091
Deferred revenue, noncurrent (end of period)	1,923	2,126
Less:
Deferred revenue (beginning of period)	(129,079)	(168,335)
Deferred revenue, noncurrent (beginning of period)	(3,173)	(2,420)
Increase in deferred revenue (current and noncurrent)	(1,819)	(1,538)
Billings	$58,243	$72,926

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash (used in) provided by operating activities	$(2,728)	$781
Proceeds from shares issued in connection with employee stock purchase plan	4,133	1,563
Purchases of property and equipment	(1,778)	(1,937)
Adjusted free cash flow	$(373)	$407